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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference of our report dated May 10, 1996, with respect to the financial statements of WizardWorks Group, Inc., included in GT Interactive Software Corp.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, in this Registration Statement on Form S-3
(No. 333-      ) of GT Interactive Software Corp. for the registration of
487,026 shares of its common stock.

                                          ERNST & YOUNG LLP

Minneapolis, Minnesota
April 30, 1998